UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 15, 2006
                        (Date of earliest event reported)


                              Public Storage, Inc.
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)

                 1-8389                                    95-3551121
----------------------------------------       ---------------------------------
        (Commission File Number)               (IRS Employer Identification No.)

701 Western Avenue, Glendale, California                    91201-2349
----------------------------------------       ---------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

                                 (818) 244-8080
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                   ------------------------------------------
                   (Former name or former address, if changed
                               since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant


          On December 15, 2006, Shurgard Self Storage SCA ("Shurgard Europe"), an affiliate of Public Storage, Inc. (the "Company") notified Citicorp Trustee Company Limited, as trustee, of its intent to prepay on or about January 2, 2007 the obligations of Shurgard Europe related to outstanding Euro 325 million collateralized notes. The obligations were otherwise payable in 2011. The Company assumed this indebtedness when it acquired the European operations of Shurgard Storage Centers, Inc. (Shurgard) through a merger with Shurgard on
August 22, 2006. The notes bear interest at EURIBOR plus 0.51% (3.928% at September 30, 2006). At current exchange rates, the cost to prepay the outstanding principal and accrued interest will be approximately USD $433 million. The Company expects to fund the prepayment with bank borrowings.

          In addition, on December 18, 2006, the Company gave notice to the holders of depositary shares representing interests in its 7.625% Cumulative Preferred Stock, Series T, of its intent to redeem at $25 per share all such depositary shares outstanding on January 18, 2007. On such date, the Company will pay the holders of the depositary shares an aggregate amount of approximately $152.7 million including accumulated and unpaid dividends from December 31, 2006 through the date of redemption.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PUBLIC STORAGE, INC.


Dated: December 21, 2006

                                            By: /s/ John Reyes
                                            ----------------------
                                            John Reyes
                                            Senior Vice President and
                                            Chief Financial Officer